UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 31, 2012
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Hilliard Grand Property
As previously disclosed, on September 11, 2012, Steadfast Income REIT, Inc. (the “Company”) acquired a 201-unit multifamily residential community located in Columbus, Ohio, commonly known as Hilliard Park Apartments (the “Hilliard Park Property”), and on September 28, 2012, the Company acquired a 208-unit multifamily residential community located in Columbus, Ohio, commonly known as Hilliard Summit (the “Hilliard Summit Property”). On December 31, 2012 (the “Closing Date”), the Company, through SIR Hilliard Grand, LLC (“SIR Hilliard Grand”), a wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, L.P., acquired 100% of the membership interests (the “Membership Interests”) of Hilliard Grand Apartments, LLC (“Hilliard Grand”), an Ohio limited liability company, which is the fee simple owner of Hilliard Grand Apartments (“Hilliard Grand Property”). The Hilliard Park Property, the Hilliard Summit Property and the Hilliard Grand Property were acquired from the same third-party seller and are located in the same geographic area. For purposes of this Form 8-K, the Company views the acquisition of the Hilliard Park Property, the Hilliard Summit Property and the Hilliard Grand Property as a series of related transactions with respect to an acquisition of a portfolio of properties.
SIR Hilliard Grand acquired the Hilliard Grand Property through its purchase of the Membership Interests for an aggregate purchase price of $40,500,000, exclusive of closing costs. SIR Hilliard Grand financed the payment of the purchase price for the Membership Interests with a combination of (1) proceeds from the Company’s public offering and (2) the assumption of an existing mortgage loan from Red Mortgage Capital, LLC (“RMC”) in the principal amount of $29,322,700, as modified (the “Hilliard Grand Loan”). For additional information on the terms of the Hilliard Grand Loan, see Item 2.03 below.
The Hilliard Grand Property was built between 2010 and 2012 and consists of 38 two-story residential buildings situated on a 36.02 acre site. The garden-style property is comprised of 48 one bedroom/one bath units, 104 two bedroom/two bath units, 120 two bedroom/two and a half bath units and 42 three bedroom/two and a half bath units that average 1,192 square feet with an average monthly rent of $1,175. Unit amenities at the Hilliard Grand Property include attractive painted white woodwork throughout, custom birch kitchen cabinetry and bathroom vanities, fully appointed kitchens with Whirlpool appliances, granite-like laminate kitchen tops with backsplash, washer and dryer hookups, oversized walk-in closets and private patio or balcony decks. In addition, select units have vaulted or nine-foot ceilings. Property amenities at the Hilliard Grand Property include a lavishly decorated resort-style clubhouse, outdoor swimming pool, barbecue gazebo, outdoor lounge with fire pit, fitness center, yoga and pilates studio, community garden, car wash and vacuum facility, playground equipment and free clubhouse Wi-Fi. As of December 27, 2012, the Hilliard Grand Property was approximately 94.2% occupied.
An acquisition fee of approximately $815,000 was earned by Steadfast Income Advisor, LLC (the “Advisor”) in connection with the acquisition of the Hilliard Grand Property, which acquisition fee is expected to be paid to the Advisor subject to the terms of the Company’s Advisory Agreement with the Advisor.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2,10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Hilliard Grand Property
On the Closing Date, Hilliard Grand and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Company, entered into a Property Management Agreement (the “Hilliard Grand Management Agreement”) pursuant to which Steadfast Management will serve as the exclusive leasing agent and manager of the Hilliard Grand Property. Pursuant to the Hilliard Grand Management Agreement, Hilliard Grand will pay Steadfast Management a monthly management fee in an amount equal to 2.5% of the Hilliard Grand Property’s gross collections (as defined in the Hilliard Grand Management Agreement) for such month. The Hilliard Grand Management Agreement has an initial term that expires on December 31, 2013 and will continue thereafter on a month-to-month basis unless either party gives sixty (60) days prior written notice of its desire to terminate the Hilliard Grand Management Agreement. Hilliard Grand may terminate the Hilliard Grand Management Agreement at any time upon thirty (30) days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Hilliard Grand Management Agreement due to a material breach of the other party’s obligations under the Hilliard Grand Management Agreement that remains uncured for thirty (30) days after written notification of such breach.
The material terms of the Hilliard Grand Management Agreement described herein are qualified in their entirety by the Hilliard Grand Management Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Hilliard Grand Property Loan
In connection with the acquisition of the Membership Interests, SIR Hilliard Grand assumed the Hilliard Grand Loan and all obligations under the Mortgage Note, as modified (the “Hilliard Grand Note”), Loan Modification Agreement and the Open-End Mortgage Deed (the “Hilliard Grand Mortgage,” and collectively, the “Loan Documents”). As of the Closing Date, the outstanding principal balance of the Hilliard Grand Loan was $29,256,469. The Hilliard Grand Note was endorsed for mortgage insurance by the Secretary of Housing and Urban Development.
Interest on the outstanding principal balance of the Hilliard Grand Loan will accrue at a rate of 5.59% per annum, and a monthly payment of $153,038 will be due and payable on the first day of each month until the monthly payment due on August 1, 2052 (the “Maturity Date”). The entire outstanding principal balance of the Hilliard Grand Loan, plus any accrued and unpaid interest thereon, is due and payable in full on the Maturity Date. So long as any payment due under the Hilliard Grand Loan is not received by RMC for more than fifteen (15) days after such payment is due, Hilliard Grand will pay to RMC a late charge equal to 2.0% of the amount of the payment due; provided, however, that the interest rate in conjunction with the late charge is not in excess of the maximum rate of interest permitted by law. Hilliard Grand may voluntarily prepay all or part of the unpaid principal balance of the Hilliard Grand Loan and all accrued interest thereon and other sums due to RMC under the Hilliard Grand Note on the last day of any calendar month on or after August 31, 2015, provided that Hilliard Grand must provide RMC with at least thirty (30) days notice of such prepayment. Hilliard Grand may also be required to pay a prepayment fee to RMC calculated in accordance with the terms of the Hilliard Grand Note and as further described in the Hilliard Grand Note in connection with any voluntary prepayment of the Hilliard Grand Loan.
The performance of the obligations of Hilliard Grand under the Hilliard Grand Loan are secured by the Hilliard Grand Mortgage for the benefit of RMC with respect to the Hilliard Grand Property. Pursuant to the Hilliard Grand Note, Hilliard Grand will have no personal liability under the Hilliard Grand Note for the repayment of the principal and interest and any other amounts due under the Loan Documents or for the performance of any other obligations under the Loan Documents.
The material terms of the agreements described herein are qualified in their entirety by the agreements attached as Exhibits 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(a)     Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b)     Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits.
Exhibit    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of November 2, 2012, by and between Steadfast Asset Holdings, Inc., Gary L. Schottenstein, Brett Kaufman and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.2
First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into as of November 13, 2012, by and between Steadfast Asset Holdings, Inc., Gary L. Schottenstein and Brett Kaufman

10.3	Assignment and Assumption of Purchase Agreement, dated as of December 31, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Grand, LLC

10.4	Membership Interests Assignment and Assumption, made and entered into effective as of December 31, 2012, by and between Gary L. Schottenstein and SIR Hilliard Grand, LLC

10.5	Property Management Agreement, made and entered into as of December 31, 2012, by and between Steadfast Management Company, Inc. and Hilliard Grand Apartments, LLC

10.6	Mortgage Note, effective as of July 27, 2010, by Hilliard Grand Apartments, LLC in favor of Red Mortgage Capital, LLC

10.7	Modification of Mortgage Note, dated as of December 31, 2012, by and between Hilliard Grand Apartments, LLC in favor of Red Mortgage Capital, LLC

10.8	Loan Modification Agreement, made as of December 28, 2012, by and among Hilliard Grand Apartments, LLC, Red Mortgage Capital, LLC and the Secretary of Housing and Urban Development

10.9	Open-End Mortgage Deed, dated as of July 27, 2010, by Hilliard Grand Apartments, LLC to and for the benefit of Red Mortgage Capital, LLC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	January 7, 2013	By:	/s/ Ella S. Neyland
Ella Shaw Neyland
President

EXHIBIT INDEX

Exhibits    Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions, made and entered into as of November 2, 2012, by and between Steadfast Asset Holdings, Inc., Gary L. Schottenstein, Brett Kaufman and Clean Title, Inc., doing business as Hummel Title Agency, in its capacity as escrow holder

10.2
First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, entered into as of November 13, 2012, by and between Steadfast Asset Holdings, Inc., Gary L. Schottenstein and Brett Kaufman

10.3	Assignment and Assumption of Purchase Agreement, dated as of December 31, 2012, by and between Steadfast Asset Holdings, Inc. and SIR Hilliard Grand, LLC

10.4	Membership Interests Assignment and Assumption, made and entered into effective as of December 31, 2012, by and between Gary L. Schottenstein and SIR Hilliard Grand, LLC

10.5	Property Management Agreement, made and entered into as of December 31, 2012, by and between Steadfast Management Company, Inc. and Hilliard Grand Apartments, LLC

10.6	Mortgage Note, effective as of July 27, 2010, by Hilliard Grand Apartments, LLC in favor of Red Mortgage Capital, LLC

10.7	Modification of Mortgage Note, dated as of December 31, 2012, by and between Hilliard Grand Apartments, LLC in favor of Red Mortgage Capital, LLC

10.8	Loan Modification Agreement, made as of December 28, 2012, by and among Hilliard Grand Apartments, LLC, Red Mortgage Capital, LLC and the Secretary of Housing and Urban Development

10.9	Open-End Mortgage Deed, dated as of July 27, 2010, by Hilliard Grand Apartments, LLC to and for the benefit of Red Mortgage Capital, LLC